Exhibit 99.1

1 Collaborative Approach to Life Science Financing Shareholder Presentation May 2024

2 Forward - looking and Cautionary Statements Statements in this presentation that are not strictly historical, and any statements regarding events or developments that we be lieve or anticipate will or may occur in the future are "forward - looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward - looking statements and you should not place undue reliance on any s uch forward - looking statements. Additional information regarding the factors that may cause actual results to differ materially from these forward - looking statements is available in o ur SEC filings, including our Annual Report on Form 10 - K for the most recent fiscal year and our Quarterly Reports on Form 10 - Q for subsequent periods. The Company does not assume any obligatio n to update or revise any forward - looking statement, whether as a result of new information, future events and developments or otherwise. Our specialty finance and asset management businesses are conducted through separate subsidiaries and the Company conducts it s o perations in a manner that is excluded from the definition of an investment company and exempt from registration and regulation under the Investment Company Act of 1940. This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or in ves tment advisory services, including such services offered by SWK Advisors LLC. This presentation does not contain all of the information necessary to make an investment decision, including, bu t not limited to, the risks, fees and investment strategies of investing in life science investments. Any offering is made only pursuant to the relevant information memorandum, a relevant su bscription agreement or investment management agreement, and SWK Advisors LLC’s Form ADV, all of which must be read in their entirety. All investors must be “accredited investors” and/or “q ualified purchasers” as defined in the securities laws before they can invest with SWK Advisors LLC. Life science securities may rely on milestone payments and/or a royalty stream from an underlying drug, device, or product wh ich may or may not have received approval of the Food and Drug Administration (“FDA”). If the underlying drug, device, or product does not receive FDA approval, it could negatively impact the securities, including the payments of principal and/or interest. In addition, the introduction of new drugs, devices, or products onto the market could negatively impact the securities, since t hat may decrease sales and/or prices of the underlying drug, device, or product. Changes to Medicare reimbursement or third - party payor pricing could negatively impact the securities, since they could negatively impact the prices and/or sales of the underlying drug, device, or product. There is also risk that the licensing agreement that governs the payment of royalties may terminate, whic h c ould negatively impact the securities. There is also the risk that litigation involving the underlying drug, device, or product could negatively impact the securities, including payments of pr inc ipal and/or interest on any securities.

SWK Holdings - Overview 3 Underserved, High - Need Market Demonstrated Success, Attractive Returns Focus on Shareholder Returns Custom financing solutions for commercial - stage healthcare companies and royalty owners • SWK targets $5M to $25M financings, a market niche that is less competitive and generates attractive full - cycle returns • Business focus is secured financings and royalty monetizations • Experienced and aligned management and Board with extensive life science network • As of May 2024, completed financings with 55 parties deploying ~$780M of capital • Targets unlevered, mid - teens gross return on capital with a portfolio effective yield of 14.2% for 1Q24 1 • 32 exits from inception through 1Q24, generating an 17.5% IRR and 1.4x MOIC • Specialty finance segment generated an 8.5% LTM adjusted return on finance segment tangible book value 2 • Demonstrated shareholder value creation: Share repurchases, NASDAQ uplisting, and Enteris strategic review • Shareholder value creation strategy: – Increase book value per share at a 10% CAGR – Serve as partner of choice for small and mid - sized life sciences companies and inventors – Generate current income to utilize SWK’s substantial NOL asset, $87.7M as of December 31, 2023 1) Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition polici es, if all payments are received pursuant to the terms of the finance receivable; excludes warrants 2) Numerator is specialty finance division’s adjusted non - GAAP net income. Denominator is shareholders equity less the deferred tax asset and Enteris PP&E and net intangibles and goodwill, which adds - back the contingent consideration payable JT0

4 Operating Segments LIFE SCIENCE SPECIALTY FINANCE ENTERIS BIOPHARMA • Senior secured term loans • Royalties • Synthetic royalties • Hybrid structures • CDMO and CMO services • Peptelligence ® dosing technologies • 505b2 drug outlicensing SWK operates through two segments: Life Science Specialty Finance and Enteris BioPharma Centered on SWK’s core focus on monetizing revenue streams and intellectual property

5 Why Life Science Finance? Tap into underlying demand that is pervasive, growing, and minimally correlated with economic cycles • Healthcare spend is large and increasing, representing 20% of U.S. GDP forecast to grow at a 5% CAGR through 2030 1 • Sector has demonstrated durability as S&P 500 sales declined 9% in 2009, while Healthcare subsector sales grew 10% 2 Leverage FDA - approved assets that have protected and “portable” value • C linical trials and FDA approval requires substantial investment of time and money and limits competition • Assets are attractive acquisition candidates for strategics, which avoid internal development and approval risk; high gross margins immediately accretive for acquirers with existing sales infrastructure Invest where competition is limited and risk - adjusted return superior • Few sources of non - dilutive capital exist for sub - $25M financings and equity is our primary competition • Achieve superior risk - reward via better pricing, lower leverage, tighter covenants, and downside protection 1) Centers for Medicare & Medicaid Services 2) Bloomberg

6 Value Creation Strategy SWK believes this strategy will continue to achieve a 10%+ book value per share CAGR Deploy balance sheet capital into secured financing portfolio • SWK has established reputation as a go - to capital provider in our market segment • Majority of financings structured with warrants or other equity - like upside features to enhance return profile Optimize Value at Enteris • Enteris has multiple valuable assets including CDMO operations, the Cara license, and Peptelligence platform and other IP • Exclusive Option and Asset Purchase Agreement positions CDMO operations to be approximately break - even or better in exchange for partner having an exclusive two - year option to purchase certain tangible assets for approximately $6M • SWK working with management to monetize IP Optimize capital structure to boost ROE • SWK targets a 10%+ ROE • SWK carries minimal leverage while similarly sized BDCs often carry 50% to 75% debt/equity leverage • Opportunistic share repurchases • Off - balance sheet capital would add to ROE

7 Book Value Components Tangible Finance Book Value / Share = $19.69 • Excludes value of deferred tax asset, net Enteris intangibles and goodwill 1 , and Enteris PP&E • SWK’s targets 10%+ CAGR of tangible finance book value / share Plus: Enteris Biopharma Net Book Value / Share = $0.51 • Strategic partner has option to purchase certain Property and Equipment for approximately $6M, or $0.48 per share, through January 1, 2026 • SWK working with management to monetize other IP Plus: Deferred Tax Asset / Share = $2.25 • At 12/31/23 SWK had federal net operating losses (NOL) of $87.7M • Last tranche of NOLs will expire in 2037 1Q24 Total Book Value per Share of $22.46 1) Intangible assets, net plus goodwill less contingent consideration payable JT0 JT1

8 Corporate Milestones 2016 x Team rebuilt and investment process improved x Focus on 1LTLs and Royalties only (no 2Ls, equity, high yield) x Ended year with $130.0M investment assets 2018 x Secured $20M credit facility with Cadence Bank (f/k/a State Bank) x Announced share repurchase program in 4Q18 x Ended year with $169.9M investment assets 2019 x 17th partner exit realized, bringing the weighted avg. IRR on all exits to 20% x Acquired Enteris BioPharma x Ended year with $178.7M investment assets 2020 x Uplisted to Nasdaq and added to Russell 2000 Index x Ended year with $212.5M investment assets 2022 x Reconstituted Board of Directors x Ended year with $237.9M investment assets 2023 x Jody Staggs named Chief Executive Officer x JD Tamas promoted to Director of Underwriting x Expanded team, adding VP of Underwriting and VP of Originations x Announced new $10M 10b5 - 1 share repurchase program x Closed new RLOC with $60.0M of committed from bank syndicate x Closed public offering of $33M Senior Unsecured Notes x Ended year with $290.2M investment assets 2024 x SWK and Enteris subsidiary entered into Exclusive Option and Asset Purchase Agreement with strategic partner JT0

First Quarter 2024 Recap 9 CONFIDENTIAL CORPORATE UPDATES FINANCE RECEIVABLES UPDATES • SWK signed an agreement with a strategic partner granting the partner a two - year exclusive option to purchase certain Enteris tangible assets for approximately $6.0M • During 1Q24, repurchased approximately 58.3K shares of common stock for a total cost of ~$1.0M, or $17.12 average cost per share • As of 1Q24, non - GAAP tangible finance book value per share was $19.69, a 6.8% increase from 1Q23 • As of 1Q24, gross finance receivables were $274.5M, a 10% increase from 1Q23 • 1Q24 finance portfolio effective yield was 14.2%, a ~130 bps decrease from 1Q23 • 1Q24 finance portfolio realized yield was 16.3%, a ~100 bps increase from 1Q23 • For the trailing twelve months ended 1Q24, SWK's core finance receivables segment generated a 8.5% adjusted return on tangible book value

10 Finance Segment Portfolio Overview: 1Q24 1) Includes public company warrants; private warrants carried at zero value • Gross Finance Receivables: $274.5M • Total Investment Assets: $275.1M 1 • Allowance for Loan Loss totaled $13.2M Financing Segment Portfolio Value • Number of Assets: 26 • Avg. GAAP Balance per Asset: $10.6M • Finance Receivables Non - Accrual Balance: $26.9M • Total Unfunded Commitments: $5.0M Metrics 77% 23% 0.2% Portfolio Composition First Lien Term Loans Royalty Warrants

$240.5 $267.2 $279.9 $280.3 $280.3 $18.80 $20.82 $21.80 $22.43 $22.47 2020 2021 2022 2023 1Q24 SWK Stockholder's Equity ($s in Ms; except per share data) SWK Stockholders' Equity Book Value per Share $212.5 $189.7 $237.9 $290.2 $275.2 2020 2021 2022 2023 1Q24 Total Investments Assets ($s in Ms; at end of period; gross of/before CECL) $36.7 $56.2 $41.5 $37.8 $40.1 2020 2021 2022 2023 TTM 1Q24 Total Revenue ($s in Ms) $21.1 $35.7 $18.1 $18.4 $14.2 2020 2021 2022 2023 TTM 1Q24 Non - GAAP Adjusted Net Income 2 ($s in Ms) 11 Financial Snapshot 1) 2021 includes $15.0M of milestone revenue/net income related to a licensing agreement between Enteris and Cara Therapeutics 2) Eliminates provision for income taxes, Enteris intangibles amortization, and non - cash mark - to - market changes on warrant assets a nd equity securities — see reconciliation on page 26. Outperformance in 2021 non - GAAP adjusted Net Income driven by Cara milestone payments 2021 includes $15.0M of milestone revenue at Enteris 1

12 Attractive Portfolio Yields SWK Targets Low - to - Mid Teens Effective Yields 1 1Q24 Finance Segment Effective Yield was 14.2% 1) Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition polici es, if all payments are received pursuant to the terms of the finance receivable; excludes warrants $180.9 $182.3 $187.0 $212.4 $219.0 $213.0 $206.2 $189.6 $195.8 $181.4 $222.2 $237.9 $249.6 $235.6 $236.3 $290.2 $275.2 13.4% 13.5% 13.6% 13.3% 13.8% 13.9% 13.8% 13.8% 13.9% 14.2% 14.3% 13.9% 15.5% 14.5% 14.0% 14.4% 14.2% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Gross Investments Assets and Weighted Effective Yield ($s in Ms) Total Investments Assets Portfolio Effective Yield

13 Attractive Portfolio Yields SWK’s Portfolio Realized 1 Yield Has Typically Exceeded the Projected Yield as Actual Receipts Exceeded Internal Forecasts 1) Portfolio Realized Yield is inclusive of all fees and is calculated based on the simple average of finance receivables at the be ginning and end of period 2019 - 2023 Average Realized Yield = 17.2% 13.4% 13.5% 13.6% 13.3% 13.8% 13.9% 13.8% 13.8% 13.9% 14.2% 14.3% 13.9% 15.5% 14.5% 14.0% 14.4% 14.2% 16.2% 17.3% 17.4% 16.7% 16.8% 22.8% 18.8% 20.1% 22.5% 15.0% 17.5% 11.0% 15.3% 15.4% 14.7% 14.1% 16.3% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Realized Yield vs. Effective Yield 1 (at end of period) Effective Yield Realized Yield

Current Structured Credit Portfolio MolecuLight 01.04.2022 $10.0 million Structured Credit Trio Healthcare 07.01.2021 $9.5 million Structured Credit Biotricity 12.27.2021 $12.0 million Structured Credit Epica International 07.25.2018 $14.0 million Structured Credit NeoLight 02.17.2023 $5.0 million Structured Credit 14 4WEB Medical 07.01.2021 $20.0 million Structured Credit eTon Pharmaceuticals 11.14.2019 $10.0 million Structured Credit Nicoya 10.1 3 .2023 $ 6 .0 million Structured Credit Advanced Oxygen Therapy 03.21.2022 $12.0 million Structured Credit Exeevo 07.01.2022 $7.5 million Structured Credit Shield Therapeu ti cs 10. 02 .2023 $20.0 million Structured Credit BIOLASE 11.09.2018 $15.0 million Structured Credit MedMinder Systems 08.18.2022 $25.0 million Structured Credit CDMO 09.13.2023 $5.0 million Sponsor - Backed CDMO Private Transaction Sincerus Pharmaceuticals 03.19.2021 $9.0 million Structured Credit Elutia 08.10.2022 $25.0 million Structured Credit Journey Medical 12.27.2023 $20.0 million Structured Credit

15 Current Royalty Portfolio Veru Healthcare 03.05.2018 $12.0 million Synthetic Royalty Financing Iluvien 12.18.2020 $16.5 million Royalty Acquisition ForFivo (IntelGenx) 08.05.2016 $6.0 million Royalty Acquisition Ideal Implant 04.27.2021 $5.0 million Reorg Synthetic Royalty Financing Best ABT 11.12.2018 $5.8 million Reorg Royalty Coflex & Kybella 08.31.2020 $4.4 million Royalty Portfolio Acquisition Cambia 07.31.2014 $9.5 million Royalty Acquisition Project Duo 11.30.2022 $16.5 million Royalty Acquisition Private Transaction Flowonix Medical 12.23.2020 $10.0 million Reorg Royalty Financing IVIG Portfolio 12.27.2023 $15.0 million Royalty Acquisition Private Transaction

($s in Ms) Date Cash Investments # Security Invested Paid Off Invested Received MOIC IRR Cheetah 17 Loan Jan-19 Sep-19 10.0 12.5 1.2x 32% Aimmune 18 Loan Feb-19 Oct-20 3.7 4.4 1.2x 20% Tenex 19 Loan Jul-16 Apr-21 8.3 13.1 1.6x 16% Harrow 20 Loan Jul-17 Apr-21 10.3 18.7 1.8x 20% Veru FC2 21 Royalty Mar-18 Aug-21 10.0 19.6 2.0x 37% Misonix 22 Loan Jun-15 Oct-21 27.6 43.8 1.6x 14% Besivance 23 Royalty Apr-13 Nov-21 6.0 7.5 1.3x 7% DxTerity 24 Loan Apr-15 Nov-21 9.5 19.9 2.1x 19% Celonova 25 Loan Jul-17 Dec-21 7.5 10.6 1.4x 15% Acerus 26 Loan Oct-18 Feb-22 9.0 13.3 1.5x 16% B&D Dental 27 Loan Dec-13 Mar-22 8.5 11.5 1.4x 4% Keystone 28 Loan May-16 Jun-22 20.0 33.5 1.7x 14% Beleodaq 29 Royalty Jun-18 Jul-22 7.5 13.7 1.8x 27% Trio Royalty 30 Royalty Oct-20 Jul-22 4.3 6.9 1.6x 35% TRT 31 Royalty Jun-13 Dec-22 3.3 1.9 0.6x (21%) Acer 32 Loan Mar-22 Jun-23 13.4 15.3 1.1x 18% Total Realized 32 358.8$ 508.3$ 1.4x 17.5% ($s in Ms) Date Cash Investments # Security Invested Paid Off Invested Received MOIC IRR Nautilus 1 Loan Dec-12 Dec-13 6.4$ 8.5$ 1.3x 34% Parnell I 2 Loan Jan-14 Jun-14 10.0 11.0 1.1x 24% Response 3 Loan Jul-14 Oct-15 12.3 5.8 0.5x (47%) PDI 4 Loan Oct-14 Dec-15 20.0 25.0 1.3x 23% Tribute 5 Loan Aug-13 Feb-16 13.8 18.1 1.3x 18% Galil 6 Loan Oct-14 Jun-16 12.5 16.6 1.3x 21% Nanosphere 7 Loan May-15 Jun-16 10.0 14.4 1.4x 48% Syncardia 8 Multi Dec-13 Jun-16 20.0 11.8 0.6x (37%) Holmdel 9 Equity Dec-12 Feb-17 6.0 21.1 3.5x 63% Hooper I 10 Loan Apr-15 May-17 5.0 6.8 1.4x 20% Narcan 11 Royalty Dec-16 Feb-18 17.5 42.9 2.4x 84% OraMetrix 12 Loan Dec-16 May-18 8.5 10.6 1.2x 19% Parnell II 13 Loan Nov-16 Jul-18 13.5 19.3 1.4x 26% Hooper II 14 Loan May-17 Oct-18 21.3 19.2 0.9x (16%) EyePoint 15 Loan Mar-18 Feb-19 19.7 25.5 1.3x 35% Thermedx 16 Loan May-16 May-19 3.5 5.8 1.6x 21% 16 Portfolio Realizations Exit History 10+ Yrs. Exited Deals 32 Exits Cash Deployed ~$360M Cash Returned ~$510M MOIC 1.4x IRR 17.5% Figures reflective of SWKH balance sheet (i . e . , excludes managed/partner transactions) ($s in Ms) ($s in Ms)

17 Portfolio Realizations to Strategic Buyers 13 realizations to strategic buyers demonstrated a median 28% LTV of SWK’s original loan value 9 of the 13 businesses were not profitable at time of sale, validating SWK’s revenue and IP - based underwriting methodology 1) Attachment point measured as face value of loan and inclusive of all subsequent add - ons and any pari or senior debt outstanding at exit 2) Averages weighted to SWK attachment point or cash invested basis ($ in M) Target Buyer Close Date Transaction TEV SWK Attachment Point 1 SWK Attach / Transaction EV LTM Sales EV / LTM Sales Target Profitable Sale? Notes Nautilus Depomed Dec-13 48.7$ 22.5$ 46% 15.4$ 3.2x N Key asset was Cambia Response Genetics Cancer Genetics Oct-15 5.8 12.3 212% 16.7$ 0.3x N PDI Publicis Dec-15 33.0 20.0 61% 129.3$ 0.3x Y CSO division only; Transaction EV assumes 50% near-term earn-outs achieved Tribute Aralez Feb-16 147.6 13.8 9% 26.5$ 5.6x N Galil BTG plc May-16 84.4 12.5 15% 22.7$ 3.7x N Transaction EV excludes $26M of milestones Nanosphere Luminex Jun-16 77.0 25.0 32% 23.1$ 3.3x N Holmdel ANI Pharma Feb-17 30.5 6.0 28% 11.1$ 2.7x Y Key asset was InnoPran XL Orametrix Dentsply Sirona May-18 90.0 8.5 9% 20.0$ 4.5x Y Transaction EV excludes up to $60M in earn-outs Hooper II Quest Oct-18 27.8 21.3 77% 61.3$ 0.5x N Loan value includes non-SWK revolver ($8M); Workout fees totaled $4M Cheetah Medical Baxter Oct-19 190.0 20.0 11% 22.2$ 8.6x N Transaction EV excludes up to $40M in earn-outs Aimmune Nestle Oct-20 2,139.0 131.5 6% n.a. n.a. N SWK partnered with KKR on the transaction as a 4.5% participant Tenex Trice Apr-21 25.0 8.3 33% 12.3$ 2.0x Y Excludes earn-outs Misonix Bioventus Oct-21 518.0$ 27.6$ 5% 74.0$ 7.0x N Weighted Average 2 191.6$ 28.3% 3.4x ($s in Ms)

18 SWK Sourcing • Cultivates and maintains a diverse array of longstanding, proprietary deal sources • Consistently sources over 100 actionable investment opportunities per year • Maintains disciplined “look - to - book” ratio of approximately 5% 5 - Year Avg. (2019 – 2023 CYs) $ Opp. (Ms) % of Deals No. Of Deals $ 1,484.5 100% 103 $ 221.4 20% 21 $ 53.6 5% 5 $ 8.6 5 $ 62.2 10 2023 CY $ Opp. (Ms) % of Deals No. Of Deals $ 2,175.9 100% 143 $ 350.6 18% 26 $ 77.1 5% 7 $ 3.1 3 $ 80.2 10 Closed Add - Ons = Total Funded Total New Deals Proposals Intermediated 12% Hybrid 50% Proprietary 38% 2023 Total Deals Count by Source Type • “Intermediated” = deals widely marketed by mid - market life science investment banks • “Hybrid” = introduction via boutique banks, but not a traditional banking process • “Proprietary” = directly sourced by SWK with no intermediation or marketing process JT0

Financing Structures 19 Product Acquisition • Primarily first lien, senior secured, floating rate loans • Typically include covenants, prepayment penalties, origination and exit fees, and warrant coverage • Provide working capital to support product commercialization and M&A Hybrid Financing Synthetic Royalty Royalties Structured Debt • Companies: fund pipeline development & leverage a lower cost of capital for higher ROI projects • Institutions: capital planning for operating budgets, funding R&D initiatives, & financial asset diversification • Inventors: financial asset diversification, fund start - up company • Marketer creates a ‘royalty’ by selling an interest in a future revenue stream in exchange for an upfront payment and potential future payments • Ability to structure tiered revenues, reverse tiers, minimum payments, caps, step - downs and buy - out options, similar to a license agreement between innovator and marketer • Combination of royalty and revenue - based financings • Can take on many forms, including structured debt or equity • Target legacy products with established revenue trends, minimal marketing and infrastructure requirements • Leverage successful Homdel structure

Historical Financing: Narcan Royalty 20 OPPORTUNITY SOLUTION • Opiant is a publicly - traded drug development company that receives a royalty on Narcan for developing the drug’s unique formulation – Novel formulation has a faster time to onset and more convenient and safer administration • Opiant needed capital to pursue development programs • At time of monetization, Opiant was a thinly traded OTC stock and management believed the share price did not reflect underlying asset value, thus a share offering was not an attractive option • SWK structured a capped royalty that was smaller than competing proposals, and allowed Opiant to retain tail economics • In December 2016, SWK funded $13.8M in exchange for a royalty that was capped at a 1.5x Cash - on - Cash (Coc) return – On August 8, 2017, upon achieving $25.0M in cumulative sales during two consecutive quarters, SWK funded additional $3.8M with a 1.5x CoC return cap • Narcan sales exceeded forecasts; CoC return cap achieved in February 2018 • December 2022 SWK sold remaining economics for $2.5M; investment generated a 2.4x CoC return Narcan is the only FDA approved, intranasal Naloxone product for the treatment of opioid overdose Narcan is appropriately priced with revenue growth from expanded distribution, not price hikes

Historical Financing: Galil Medical 21 OPPORTUNITY SOLUTION • In 2014, Galil was on the cusp of accelerating revenue growth, but was not yet cash - flow positive and could not tap traditional financing channels • Galil needed additional capital to run clinical trials and expand its sales force • In December 2014, SWK provided a $12.5M senior secured term loan structured to delay principal repayment until growth initiatives matured • In late 2015, SWK committed to provide additional financing to support Galil’s proposed acquisition of a competitor – The transaction was not consummated, but SWK’s support permitted opportunistic bid • By early 2016, the growth initiatives were bearing fruit, and in June 2016, Galil was acquired by BTG plc for $84.0M plus up to $26.0M in earn - outs • The SWK facility gave Galil capital to grow the business and garner a higher acquisition price while allowing the equity owners to capture maximum upside • SWK facility represented 15% LTV of the take - out price • SWK generated a 1.3x cash - on - cash return and 20% IRR Galil is a privately - held medical device company that delivers innovative cryotherapy solutions for tumor ablation

22 Enteris Corporate Overview CDMO Platform Revenue - generating CDMO platform and proven dosing technology with late - stage commercial partnerships Drug Delivery Technology Internal 505(b)(2) Pipeline Company Highlights • Peptelligence platform allows oral delivery of drugs that are typically injected, including peptides and BCS class II, III, and IV small molecules • Extensive intellectual property estate with protection through 2036 • Cara Therapeutics license derived from Peptelligence • Generates revenue three ways: – Formulation and development work – Clinical trial material and drug manufacturing – Technology licenses consisting of milestones and royalties • Upgraded high potency manufacturing suite operational in 2021 • Oral leuprolide – Indication: Pediatric endocrine disorder • Pre - clinical nasal psychiatric asset • SWK does not expect to fund additional clincial work and is seeking to outlicense assets • Privately held company based in Boonton, New Jersey • Four distinct pieces of value: – CDMO operations and PP&E – Cara license – Peptelligence IP – Proprietary 505b2 assets

23 Enteris Exclusive Option and Asset Purchase Agreement On March 18, 2024, SWK signed an agreement with a strategic partner granting the partner a two - year exclusive option to purchase certain Enteris tangible assets for approximately $6.0M In consideration for granting the option, the strategic partner agreed to: – Pay Enteris a low - single - digit, million - dollar option fee with the first portion paid in April and the second portion payable by January 1, 2025 if the option is not exercised at that time The option fees are creditable to the purchase price if the partner exercises the option but are non - refundable if the option is not exercised – Guarantee to Enteris minimum annual revenue payments in the mid - single - digit million dollar amounts for the calendar years 2024 and 2025 The agreement does not include Enteris intellectual property SWK believes Enteris will be approximately net income break - even or better over the life of the agreement

24 Leadership Team Jody Staggs President and CEO • Joined in 2015 • Co - founded PBS Capital Management, predecessor to SWK • Prior to PBS, served as Senior Portfolio Analyst at Highland Capital Management • Investing experience in multiple asset classes Dr. Paul Shields Enteris subsidiary CEO • Joined in 2013 and was previously COO • Held variety of positions at Unigene, including Director of Plant Operations, and VP Manufacturing Operations • Ph.D. in Biochemistry John David (“JD”) Tamas Director of Underwriting • Joined in early 2022 • 15+ years of providing credit and equity capital to lower - and middle - market companies • Prior firms include NXT Capital, ORIX, Wachovia • Healthcare and related sector coverage for over a decade

Why Invest in SWKH – Attractive Risk Reward Scenario 25 Minimally Levered Balance Sheet and Buyback • SWK story is not widely known, having uplisted to Nasdaq without benefit of traditional IPO • Analyst coverage and proactive investor relations effort have helped to increase SWK’s visibility • With a Book Value per share of $22.46 and a stock price of ~$17.65 as of May 15, 2024, shares trade at a ~22% discount to book value Strong Management/ Proven Processes Stable Earnings Longer - Term Upside Potential Lower Risk Bio - Basket “Unearthed Diamond” • Diverse, non correlated range of life science products with limited downside risk • As of 1Q24, the portfolio consists of 26 loans and royalties as well as warrant and equity stakes across a range of healthcare sub - sectors • 1Q24 portfolio effective yield was 14.2%; realized yield has historically exceeded effective (modeled) yield • Potential upside to base - line effective yield from royalties, early - loan payoffs, and warrants • Private warrants carried at zero on the balance sheet • Potential upside to Enteris GAAP value from IP monetization • Management has extensive expertise in life science finance • Disciplined process to source and diligence opportunities with focus on minimizing risk and maximizing returns • Minimally levered balance sheet is latent source of earnings growth • During 1Q24, repurchased approximately 58.3K shares of common stock for a total cost of ~$1.0M, or $17.12 average cost per share

26 Reconciliation of Non - GAAP Adjusted Net Income The following table provides a reconciliation of SWK's reported (GAAP) consolidated net income to SWK's adjusted consolidated ne t income (Non - GAAP) for the periods denoted in the table. The table eliminates provisions for income taxes, non - cash mark - to - market chang es on warrant assets and SWK's warrant, and Enteris amortization: $ in 000s TTM FYE FYE FYE FYE Mar-24 Dec-23 Dec-22 Dec-21 Dec-20 Net income 12,113$ 15,887$ 13,491$ 25,929$ 5,202$ Add (subtract): income tax expense (benefit) (935) (1,273) (4,000) 7,082 (1,537) Add: Enteris amortization expense 1,567 1,704 1,774 3,489 11,735 Add (subtract): unrealized net loss (gain) on warrant assets (832) 55 (416) (272) 586 Add (subtract): unrealized net loss (gain) on equity securities 917 774 527 (1,839) 591 Add (subtract): loss (gain) on change in fair value of contingent consideration (718) (6,300) 5,170 (287) 4,400 Add (subtract): foreign currency transaction losses (gains) (6,300) (817) 215 Add: non-recurring expense items 8,404 8,404 1,327 1,592 126 Non-GAAP adjusted net income 14,216$ 18,434$ 18,088$ 35,694$ 21,103$

27 Reconciliation of Non - GAAP Specialty Finance Net Income The following table provides a reconciliation of SWK's consolidated adjusted income before provision for income taxes, listed in the table above, to the non - GAAP adjusted net income for the specialty finance business for the periods denoted below. The table eliminate s expenses associated with the acquisition of Enteris, and Enteris operating losses. The following tables provide a reconciliation of SWK’s book value per share to the non - GAAP adjusted book value per share for th e specialty finance business. The table eliminates the net deferred tax asset, and Enteris - related net intangibles, goodwill, and net property, plant and equipment. Diluted shares outstanding are as of period end. FINCO TTM FYE FYE FYE FYE $ in 000s Mar-24 Dec-23 Dec-22 Dec-21 Dec-20 Adjusted income before income tax (benefit) expense 14,216$ 18,434$ 18,088$ 35,694$ 21,103$ Add (subtract): Enteris operating loss (gain), excluding amortization and change in fair value of contingent consideration 5,574 5,950 5,380 (4,949) 2,586 Non-GAAP Finance Receivables segment net income 19,790$ 24,384$ 23,468$ 30,745$ 23,689$ $ in 000s, except per share amounts Mar-24 $ in 000s, except per share amounts Mar-24 SWK Finance Receivables Segment Book Value, net Enteris Book Value, net Stockholders' Equity (Book Value) 280,288$ Intangible Assets, net 6,198$ Less: Deferred Tax Assets, net 28,077 Goodwill - Trangible Book Value 252,211$ Property and Equipment, net 5,102 Less: Enteris Book Value, net 6,400 Total Enteris-Related Assets 11,300$ Finance Receivables Segment Tangible Book Value 245,811$ Less: Contingent Consideration Payable 4,900 Book Value per Share 22.46$ Enteris Book Value, net 6,400$ Tangible Book Value per Share 20.21$ Finance Receivables Segment Tangible Book Value per Share 19.69$ Enteris Book Value, net per Share 0.51$ Memo: DTA BVPS 2.25$ Shares Outstanding as of March 31, 2024 12,482 Memo: CoCo BVPS 0.39$

28 Contact Information CONFIDENTIAL SWK Senior Management Investor & Media Relations: Tiberend Strategic Advisor • Jody Staggs: ̶ Phone: 972.687.7252 ̶ Email: jstaggs@swkhold.com • Office address: 5956 Sherry Lane, Unit 650 Dallas, TX 75225 • Website: www.swkhold.com • Jason Rando: ̶ Email: jrando@tiberend.com

29 Collaborative Approach to Life Science Financing